Income Taxes	6 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

14. Income Taxes

In connection with the Convertible Notes issued in 2018, we recognized a deferred tax liability of $8,809 in equity. As a result, we recorded an income tax benefit of $4,485 for the release of a valuation allowance on our existing U.S. deferred tax assets in order to offset the deferred tax liability established for the equity portion of the Convertible Notes. We recorded a deferred tax liability of $100 resulting from the purchase price allocation for Alef. We have net deferred tax assets which are fully offset by a valuation allowance due to our determination that it is more likely than not that the deferred tax assets will not be realized, with the exception of deferred tax assets that were applied to offset the deferred tax liability on the equity portion of the Convertible Notes. The realization of deferred tax assets is dependent on the Company generating sufficient taxable income in the years that the temporary differences become deductible. A valuation allowance has been provided for the portion of the deferred tax assets that the Company determined is more likely than not to remain unrealized based on estimated future taxable income. In the event we were to determine that we would be able to realize our net deferred tax assets in the future, an adjustment to the valuation allowance will be made, which will increase income (or decrease losses) in the period in which such a determination is made. We follow the guidance related to accounting for uncertainty in income taxes, which requires the recognition of an uncertain tax position provision when the position is not more likely than not to be sustainable upon audit by the applicable taxing authority

For financial reporting purposes, loss before income taxes includes the following components:

	Year ended December 31,
	2018	2017	2016
Canada	$(25,333)	$(7,411)	$(7,883)
U.S.	(42,418)	—	—
Portugal	(2,208)	—	—
Other countries	(2,215)	(398)	—

Total	$(72,174)	$(7,809)	$(7,883)

The expense for income taxes consists of:

	Year ended December 31,
	2018	2017	2016
Current:
Canada	$—	$—	$—
Other countries	34	—	—

Total	$34	$—	$—

Deferred:
Canada	$—	$—	$—
U.S.	(4,485)	—	—

Total	$(4,485)	$—	$—

Income tax expense in 2018 was related to taxable profit in Germany. The income tax benefit in 2018 was related to the release valuation allowance for deferred tax assets recognized to offset the deferred tax liability recorded for the Convertible Notes.

We recognized interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying Consolidated Statements of Net Loss and Comprehensive Loss. Accrued interest and penalties are included on the related tax liability line in the Consolidated Balance Sheets.

Reconciliation of the expected income tax at the United States statutory income tax rate of 21% (2017 – 35%) to income tax expense:

	Year ended December 31,
	2018	2017	2016
Loss before income taxes:	$(72,174)	$(7,809)	$(7,883)

Expected income tax recovery	(15,157)	(2,733)	(2,797)
Difference in foreign tax rates	(1,864)	675	719
Foreign exchange and other	1,399	(480)	(72)
Non-deductible expenses	5,331	61	(40)
Changes in enacted rates	—	(288)	—
Utilization of losses no previously recognized	—	(9)	—
Change in valuation allowance	5,840	2,774	2,190

Income tax recovery, net	$(4,451)	$—	$—

The following table summarizes the components of deferred tax:

	Year ended December 31,
	2018	2017	2016
Deferred assets
Tax loss carryforwards – Canada	$13,723	$8,297	$5,821
Tax loss carryforwards – U.S.	4,173	—	—
Tax loss carryforwards – other countries	607	148	9
Property and equipment	2,510	183	98
Deferred financing costs	27	37	—
Investment tax credits and related pool balance	57	57	57
Other	—	8	—

Total Deferred tax assets	21,097	8,730	5,985
Less valuation allowance	(14,433)	(8,601)	(5,836)

Net deferred tax assets	6,664	129	149
Deferred tax liabilities
Plant and equipment	(2,328)	—	—
Intangible assets	(289)	(129)	(144)
Deferred financing costs	—	—	(5)
Equity portion of convertible senior notes due 2023	(8,471)	—	—

Total deferred tax liabilities	(11,088)	(129)	(149)

Net deferred tax liability	$(4,424)	$—	$—

The realization of deferred tax assets is dependent on the Company generating sufficient taxable income in the years that the temporary differences become deductible. A valuation allowance has been provided for the portion of the deferred tax assets that the Company determined is more likely than not to remain unrealized based on estimated future taxable income.

As of December 31, 2018 and 2017, the Company had accumulated tax losses available to offset future years’ federal and provincial taxable income in Canada of approximately $51,064 and $30,000, respectively. The Canadian non-capital loss carryforwards expire as noted in the table below:

December 31,	Amount
2033	$381
2034	6,429
2035	7,627
2036	7,230
2037	6,195
2038	23,202

$51,064

As of December 31, 2018, the Company has Australian net operating loss carryforward of $162 (2017 – $167). The loss may be carried forward indefinitely. The Company has Portuguese net operating loss of $2,538 (2017 – $74). Portuguese net operating loss carry forward 5 years and expire in 2023. The Company has U.S. net operating losses available to offset future years’ taxable income in the U.S. approximately $19,872. The net operating loss can only offset 80% of taxable income and it may be carried forward indefinitely.

The Company files federal income tax returns in Canada, Germany, and other foreign jurisdictions. The Company has open tax years with various taxing jurisdictions. These open years contain certain matters that could be subject to differing interpretations of applicable tax laws and regulations, and tax treaties, as they relate to the amount, timing, or inclusion of revenue and expense.

Jurisdiction	Open Years
Netherlands	2016 – 2018
Canada	2014 – 2018
Germany	2016 – 2018
Australia	2017 – 2018
Portugal	2017 – 2018

Tilray Canada, Ltd. is currently under examination by the Canada Revenue Agency for the 2014 and 2015 taxation years.

The following table outlines the movements in the valuation allowance:

	Balance at beginning of year	Change due to expense and foreign exchange	Deductions	Balance at end of year
Year ended December 31, 2018	$8,601	$(113)	$5,945	$14,433
Year ended December 31, 2017	$5,836	$395	$2,370	$8,601

The valuation allowance increased by $5,832 in 2018, increased by $2,765 in 2017, which was mostly related to the changes in our deferred tax asset balances. The 2018 increase in the valuation allowance was due to $10,317 related to the current year loss, tax credits, foreign exchange and other activity, offset by $4,485 decrease for release of valuation allowance related to the deferred tax liabilities charged to equity.